UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2019

INOVALON HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-36841 (Commission File Number)	47-1830316 (IRS Employer Identification No.)

4321 Collington Road Bowie, Maryland	20716
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 809-4000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events

On February 20, 2019, Inovalon Holdings, Inc. (the “Company”) executed a settlement agreement in connection with the securities class action suit, Xiang v. Inovalon Holdings, Inc., et.al., No. 1:16-cv-04923, filed in the United States District Court for the Southern District of New York on June 24, 2016, against the Company, certain officers, directors and underwriters in the Company’s initial public offering. The agreement, which is subject to Court approval, provides for the dismissal of all claims against the defendants in connection with the securities class action suit, and provides for a payment to the class of $17 million, of which the Company has agreed to contribute $1.7 million, which is recorded in the Company’s 2018 financial statements, with the remaining amounts to be paid by the Company’s insurance carriers. The Company and the other defendants have vigorously denied, and continue vigorously to deny, the merits of any claims against it and its officers and directors as set forth in the suit, and the proposed settlement contains no admission of liability by the Company and the other defendants.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are statements that do not represent historical facts and may be based on underlying assumptions. The Company uses words and phrases such as “an agreement,” “subject to,” “would,” “expects,” “provides” and similar expressions to identify forward-looking statements in this report, including forward-looking statements regarding the Company’s ability to settle all claims. Such forward-looking statements are based on information available to the Company as of the date of this report and involve a number of risks and uncertainties, some beyond the Company’s control, that could cause actual results to differ materially from those anticipated by these forward-looking statements, including risks and uncertainties such as: (i) the ability to secure final approval from the Court; (ii) the extent to which individual claimants opt out of the class and pursue individual claims; (iii) the ability to overcome any objections or appeals regarding the settlement; (iv) that all conditions to the settlement agreement will be satisfied; and (v) other risks described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017, and future filings and reports by the Company. These forward-looking statements should not be relied upon as representing the Company’s views as of any subsequent date, and the Company is under no obligation to, and expressly disclaims any responsibility to, update or alter its forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INOVALON HOLDINGS, INC.

Dated: February 20, 2019	By:	/s/ KEITH R. DUNLEAVY, M.D.
Keith R. Dunleavy, M.D.
Chief Executive Officer and Chairman